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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement of The FINOVA Group Inc. on Form S-4 of our report dated February 10, 1999, appearing in this Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such prospectus.

                                          /s/ DELOITTE & TOUCHE LLP
                                          --------------------------------------
                                          Deloitte & Touche LLP
Phoenix, Arizona
March 1, 1999